Exhibit 99.1

A Public Non - Traded Real Estate Investment Trust* THIS IS NEITHER AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES DESCRIBED HEREIN . AN OFFERING IS MADE ONLY BY A PROSPECTUS . THIS LITERATURE MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS . AS SUCH, A COPY OF THE CURRENT PROSPECTUS MUST BE MADE AVAILABLE TO YOU IN CONNECTION WITH THIS OFFERING . BEFORE YOU MAKE AN INVESTMENT IN THIS OFFERING, YOU SHOULD READ AND CAREFULLY REVIEW THE CURRENT PROSPECTUS IN ORDER TO UNDERSTAND FULLY ALL OF THE IMPLICATIONS INCLUDING THE RISKS, CHARGES AND EXPENSES OF AMERICAN FINANCE TRUST, INC . No offering is made except by a prospectus filed with the Department of Law of the State of New York . Neither the Attorney - General of the State of New York nor any other state or federal regulator has passed on or endorsed the merits of American Finance Trust, Inc . or confirmed the adequacy or accuracy of the prospectus . Any representation to the contrary is unlawful . All information contained in this material is qualified in its entirety by the terms of the current prospectus . The achievement of any goals is not guaranteed . \ 1

2 Risk Factors Investing in our common stock involves a high degree of risk . You should purchase these securities only if you can afford a complete loss of your investment . See the section entitled “Risk Factors” in the prospectus for a discussion of the risks which should be considered in connection with your investment in our common stock . Forward - Looking Statements This presentation may contain forward - looking statements . You can identify forward - looking statements by the use of forward looking terminology such as “believes,” “expects,” “may,” “will,” “would,” “could,” “should,” “seeks,” “intends,” “plans,” “projects,” “estimates,” “anticipates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases . Please review the end of this presentation and the fund’s prospectus for a more complete list of risk factors, as well as a discussion of forward - looking statements and other offering details. American Finance Trust, Inc. RISK FACTORS 2

American Finance Trust, Inc. 3 INVESTMENT THESIS American Finance Trust (“AFIN”) is a leading manager of net leased commercial real estate properties. AFIN also invests in commercial real estate mortgage loans and other commercial real estate - related debt investments. 3 Primary Objectives*: □ Preserve and protect investors’ capital; □ Pay monthly distributions; and □ Increase the value of assets in order to generate capital appreciation. * There is no guarantee these objectives will be met.

American Finance Trust, Inc. Purchase Price (1) : $2.2B Straight Line Rent (SLR) (2) : $162.5MM Number of Properties: 463 Total Square Feet: 13.1 MM Percentage Leased : 100% Wt. Avg . Remaining Lease Term: 8.9 years Implied Investment Grade (% of SLR): 68.4% Number of Tenants/Industries: 43 / 18 National Footprint: 36 states & D.C . Property Type ( Office/Distribution/Retail): 29% / 23% / 48% Geographic Diversity 4 Portfolio Diversification Retail 48% Office 29% Distribution 23% AA 14.8% AA - 0.5% A 11.5% A - 8.6% BBB+ 18.5% BBB 11.1% BBB - 3.4% Non - Inv. Grade 12.5% Not Rated 19.1% Retail Banking 19.1% Healthcare 15.4% Financial Services 12.4% Distribution 11.2% Refrigerated Warehousing 7.8% Supermarket 6.8% Restaurant 6.7% Home Maintenance 6.6% Pharmacy 3.9% Discount Retail 2.7% Other 7.4% Tenant Credit Rating Property Type (1) Contract purchase price of property acquired, excluding acquisition related costs and mortgage premiums resulting from debt a ssu med in connection with our property acquisitions. (2) Annualized straight - line rent is the sum of the contractual rent over the term of the lease, including escalations and free rent , divided by the number of months in the lease term and annualized. Annualized SLR excludes contingent rental payments, as applicable, that may be collected from cer tai n tenants based on provisions related to sales thresholds and increases in annual rent based on exceeding certain economic indexes among other items. PORTFOLIO SUMMARY (AS OF 9/30/2015 )

American Finance Trust, Inc. 5 STRATEGIC INITIATIVES Real Estate Portfolio Activities ▪ Stable portfolio of 463 net lease assets, with over 68% investment grade tenants ▪ Medium leverage of 47.1% of Debt to Assets ▪ Obtained a signed LOI for sale of Merrill Lynch property; working on PSA with intent to close by 12/29/15 ▪ Sold remaining available - for - sale securities investments in preferred stock with a selling price of $ 10.0M Financing Activities ▪ Originated $79.8M CRE loans and acquired $30.3M in CMBS investments ▪ Refinanced 269 net lease portfolio properties with $655M fixed - rate loan at 4.30% with Barclays and UBS. A portion of the proceeds was used to pay off $423M floating rate credit facility with J.P. Morgan ▪ Reinstated Share Repurchase Program in October 2015

American Finance Trust, Inc. 6 NET LEASE MARKET OVERVIEW • Cap rates in the third quarter of 2015 for the single tenant net lease retail and office sectors reached new historic lows of 6.25% and 7.25% respectively. Following consecutive quarters of cap rate stability, cap rates for net lease retail properties declined by 15 basis points. This is the largest decline since the second quarter of 2014. • Properties in the greatest demand continue to be new construction with long term leases with investment grade tenants. Despite a slight rise in the supply of net lease retail properties, there is a lack of new construction properties with long term leases as the development pipeline has slowed compared to the first half of 2015 • Retail assets remain at the forefront of investor demand as evidenced by their continued cap rate compression in a historically low cap rate environment. Cap rates for retail properties were 100 and 134 basis points lower than office and industrial respectively in the third quarter • The net lease market should remain active through the end of 2015 as the expectation is that net lease transactions will surpass last year’s historic levels based on sales velocity through the first three quarters. Source: The Net Lease Market Report, 3 rd Quarter 2015. The Boulder Group

American Finance Trust, Inc. 7 Q3 FINANCIAL REVIEW Balance Sheet as of 9/30/2015 (in $000s) Q3’15 Total real estate investments, at cost $2,218,127 Less: accumulated depreciation and amortization ($189,289) Total real estate investments, net $2,028,838 Cash and Cash equivalents $171,921 Restricted Cash $37,947 Commercial mortgage loans, held for investment $79,426 Commercial mortgage backed securities, at fair value $29,917 Other Assets $40,168 Total Assets $2,388,217 Mortgage Notes Payable $1,124,363 Credit Facility $0 Total Equity $1,202,990 Shares Outstanding (10/31/2015) 66,456,430 Net Asset Value $24.17 Quarterly Performance Q3’15 Q2’15 Total Revenues $44,051 $43,269 Property Operating Expenses ($3,525) ($3,439) Depreciation and amortization ($25,387) ($25,386) General and admin (including AM Fees) ($7,020) ($7,648) Acquisition and transaction related ($946) ($377) Operating Income $7,173 $6,419 Interest Expense ($11,297) ($8,239) Debt Extinguishment Costs ($7,564) $0 Other Income $260 $196 Net Income / (Loss) ($11,428) ($1,624) MFFO $18,746 $20,614 Cash From Operations $19,756 $22,235 Distributions paid – Cash & DRIP $27,614 $27,434

8 American Finance Trust, Inc. 8 EXPERIENCED MANAGEMENT TEAM Michael Weil Chief Executive Officer ▪ Founding partner of AR Capital ▪ Supervised the origination of investment opportunities for all AR Capital - sponsored investment programs ▪ Previously served as Senior VP of sales and leasing for American Financial Realty Trust (AFRT) ▪ Served as president of the Board of Directors of the Real Estate Investment Securities Association (REISA) David Layton Managing Director, Head of Asset Management ▪ 20 years of asset management, investment, and valuation experience ▪ Oversees all post - close investment activities, including borrower compliance, loan administration and loan asset management ▪ Previously VP of asset management at Brookfield Asset Management (10 years) and Manager of real estate capital markets and financial advisory group at Deloitte (5 years) Marc Tolchin Senior Vice President and Counsel ▪ Previously served as a real estate attorney at Alston & Bird LLP, where he represented institutional lenders in all aspects of commercial real estate finance transactions and restructuring, with a focus on the origination of loans destined for securitization and sale in the secondary market ▪ Previously a member of the real estate finance practice group at Cadwalader, Wickersham & Taft LLP Jason Slear Senior Vice President of Real Estate Acquisitions/Dispositions ▪ Responsible for sourcing, negotiating, and closing ARC's real estate acquisitions ▪ Formerly east coast territory director for American Financial Realty Trust (AFRT) where he was responsible for the disposition and leasing activity for a portion of AFRT's 37.3 million square foot portfolio Nick Radesca Chief Financial Officer ▪ Formerly CFO & Corporate Secretary for Solar Capital Ltd. And Solar Senior Capital Ltd. ▪ Previously served as Chief Accounting Officer at iStar Financial, Inc.

9 American Finance Trust, Inc. RISK FACTORS 9 Investing in our common stock involves a high degree of risk . You should purchase these securities only if you can afford a complete loss of your investment . See the section entitled “Risk Factors” beginning on page 27 of the prospectus for a discussion of the risks which should be considered in connection with your investment in our common stock including : ▪ If distributions are declared and paid, the amount of the distributions paid may decrease or distributions may be eliminated at any time . Due to the risks involved in the ownership of real estate, there is no guarantee of any return on your investment, and you may lose all or a portion of your investment . ▪ We are a “blind pool” offering because we currently do not own any properties and we have not identified any properties to acquire . Since we have neither identified nor acquired any investments, you will not have the opportunity to evaluate the merits and/or demerits of such investments . ▪ We are depending on our advisor to select investments and conduct our operations . Adverse changes in the financial condition of our advisor or our relationship with our advisor could adversely affect us . ▪ No public market exists for our shares of common stock, nor may a public market ever exist and our shares are, and may continue to be, illiquid . Our share repurchase program may be the only way to dispose of your shares, but there are a number of limitations placed on such repurchases . See “Share Repurchase Program . ” ▪ Market conditions and other factors could cause us to delay our liquidity event beyond the sixth anniversary of the termination of the primary offering . We also cannot assure you that we will be able to achieve a liquidity event . ▪ We established the offering price on an arbitrary basis ; as a result, the actual value of your investment may be substantially less than what you pay . ▪ There are substantial conflicts among the interests of our investors, our interests and the interests of our advisor, sponsor, dealer manager and our and their respective affiliates, which could result in decisions that are not in the best interests of our stockholders .

10 American Finance Trust, Inc. RISK FACTORS 10 ▪ Our sponsor is the sponsor of seven other publicly offered investment programs which invest generally in real estate assets, but not primarily in our target assets, and three publicly offered investment programs that invest in the same assets as our target assets, most of which have substantially more resources than we do . ▪ Our investment objectives and strategies may be changed without stockholder consent . ▪ We are obligated to pay substantial fees to our advisor, which may result in our advisor recommending riskier investments . ▪ We are obligated to pay the special limited partner a subordinated distribution upon termination of the advisory agreement, which may be substantial and, as a result, may discourage us from terminating the advisor . ▪ We may incur substantial debt, which could hinder our ability to pay distributions to our stockholders or could decrease the value of your investment if income on, or the value of, the property securing the debt falls . ▪ Our organizational documents permit us to pay distributions from any source, including unlimited amounts from offering proceeds and financing . Any of these distributions may reduce the amount of capital we ultimately invest in properties and other permitted investments and negatively impact the value of your investment, especially if a substantial portion of our distributions are paid from offering proceeds . ▪ Our failure to qualify or remain qualified as a REIT would result in higher taxes, may adversely affect our operations, would reduce the amount of income available for distribution and would limit our ability to make distributions to our stockholders . ▪ Commencing with the NAV pricing date, the offering price and repurchase price for our shares, including shares sold pursuant to our DRIP, will be based on NAV, which may not accurately reflect the value of our assets . ▪ There are limitations on ownership and transferability of our shares . Please see “Description of Securities — Restrictions on Ownership and Transfer . ” ▪ Distributions are not guaranteed, we may not be able to pay distributions and they are subject to change at any time .

11 American Finance Trust, Inc. 11 The National Association of Real Estate Investment Trusts (“NAREIT”), an industry trade group, has published a standardized measure of performance known as funds from operations (“FFO”), which is used in the REIT industry as a supplemental performance measure. We believe FFO, which excludes certain items such as real estate - related depreciation and amortization, is an appropriate supplemental measure of a REIT’s operating performance. FFO is not equivalent to our net income or loss as determined under GAAP . We define FFO, a non - GAAP measure, consistent with the standards set forth in the White Paper on FFO approved by the Board of Governors of NAREIT, as revised in February 2004 (the “White Paper”). The White Paper defines FFO as net income or loss computed in accordance with GAAP, but excluding gains or losses from sales of property and real estate related impairments, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. We believe that the use of FFO provides a more complete understanding of our performance to investors and to management, and, when compared year over year, reflects the impact on our operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses, and interest costs, which may not be immediately apparent from net income. FFO DISCLOSURE

12 American Finance Trust, Inc. 12 This presentation contains modified funds from operations (“MFFO”), a non - GAAP measure which the Investment Program Association (“IPA”) has recommended as a supplemental measure for publicly registered, non - listed REITs. We believe MFFO is reflective of the ongoing operating performance of publicly registered, non - listed REITs by adjusting for those costs that are more reflective of acquisitions and investment activity, along with other items the IPA believes are not indicative of the ongoing operating performance of a publicly registered, non - listed REIT, such as straight - lining of rents as required by GAAP. We believe that MFFO can provide, on a going - forward basis, an indication of the sustainability (that is, the capacity to continue to be maintained) of our operating performance after the period in which we are acquiring properties and once our portfolio is stabilized. MFFO is not equivalent to our net income or loss as determined under GAAP. Not all publicly registered, non - listed REITs calculate MFFO the same way. Accordingly, comparisons with other non - listed REITs may not be meaningful. Furthermore, MFFO is not indicative of cash flow available to fund cash needs and should not be considered as an alternative to net income (loss) or income (loss) from continuing operations as determined under GAAP as an indication of our performance, as an alternative to cash flows from operations, as an indication of our liquidity, or indicative of funds available to fund our cash needs including our ability to make distributions to our stockholders. MFFO should be reviewed in conjunction with other GAAP measurements and should not be construed to be more relevant or accurate than the current GAAP methodology. Please refer to our filings with the SEC, including our most recent Quarterly Report on Form 10 - Q, for a reconciliation of our calculation of MFFO to our net income or loss as determined under GAAP. MFFO DISCLOSURE

American Finance Trust, Inc. ARCT - 5.com ▪ For account information, including balances and the status of submitted paperwork, please call us at (844) 276 - 1077 ▪ Financial Advisors may view client accounts, statements and tax forms at www.dstvision.com ▪ Shareholders may access their accounts at www.americanrealtycap.com